UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 14, 2024

BRISTOL-MYERS SQUIBB COMPANY
(Exact name of registrant as specified in its charter)

Delaware	001-01136	22-0790350
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S Employer Identification No.)

Route 206 & Province Line Road , Princeton, New Jersey 08543
(Address of principal executive offices) (Zip Code)

(Registrant’s telephone number, including area code): (609) 252-4621

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.10 Par Value	BMY	New York Stock Exchange
1.000% Notes due 2025	BMY25	New York Stock Exchange
1.750% Notes due 2035	BMY35	New York Stock Exchange
Celgene Contingent Value Rights	CELG RT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

Bristol-Myers Squibb Company (the “Company”) recently became aware of an unsolicited “mini-tender” offer by Tutanota LLC (“Tutanota”) to purchase up to five hundred thousand shares of the Company’s common stock at an offer price of $55.00 per share. The shares subject to Tutanota’s offer represent less than 0.025% of the Company’s common stock outstanding as of February 6, 2024.

On February 14, 2024, the Company issued the press release attached to this Report as Exhibit 99.1, informing its stockholders that the Company does not endorse Tutanota’s unsolicited mini-tender offer and recommending that stockholders do not tender their shares to Tutanota. Stockholders who have already tendered their shares may withdraw them at any time prior to the expiration of the offer, in accordance with Tutanota’s offering documents. The offer is currently scheduled to expire at 5:00 p.m., Eastern Time, on Friday, February 23, 2024, unless the offer is otherwise extended by Tutanota in its discretion or terminated earlier.

The Company is not affiliated or associated in any way with Tutanota, its mini-tender offer, or the offer documentation. Additional information concerning mini-tenders is included in the attached press release.

Item 9.01	Financial Statements and Exhibits.

 (d) Exhibits

The following exhibit is included as part of this Current Report on Form 8-K:

Exhibit Number	Exhibit Description

99.1	Press release of Bristol-Myers Squibb Company dated February 14, 2024

104	The cover page from this Current Report on Form 8-K formatted in Inline XBRL (included as Exhibit 101)

EXHIBIT INDEX

Exhibit Number	Exhibit Description

99.1	Press release of Bristol-Myers Squibb Company dated February 14, 2024

104	The cover page from this Current Report on Form 8-K formatted in Inline XBRL (included as Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 14, 2024	BRISTOL-MYERS SQUIBB COMPANY

	By:	/s/ Kimberly M. Jablonski
	Name:	Kimberly M. Jablonski
	Title:	Corporate Secretary